Page 1

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (earliest event reported)     OCTOBER 12, 1996
                                             ----------------

CALIFORNIA COMMUNITY BANCSHARES CORPORATION
-------------------------------------------------------------
(Exact name of registrant as specified in its charter)

Commission file number   0-27856
                         -------
DELAWARE                               68-0366324
------------------------------         -------------------
(State or other jurisdiction of        (IRS Employer
incorporation or organization)          Identification No.)

555 Mason Street, Suite 280, Vacaville, CA    95688-4612
------------------------------------------    ---------------
(Address of principal executive offices)      (ZIP Code)

(707) 448-1200
---------------------------
(Issuer's telephone number)

Not Applicable
-------------------------------------------------------------
(Former name or former address, if changed since last report)



Index to Exhibits is on page 7



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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

     Not applicable

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

     On May 14, 1996, Continental Pacific Bank, a California chartered banking Corporation (Continental) and wholly-owned subsidiary of California Community Bancshares Corporation
(CCBC), entered into a Purchase and Assumption Agreement (Agreement) with Tracy Federal Bank, a Federal Savings Bank (Tracy).

     We previously filed the agreement on Form 8-K dated May 14, 1996.

     On August 14, 1996, the Federal Deposit Insurance
Corporation (FDIC) approved the Purchase and Assumption merger application.

     On August 28, 1996, the State Banking Department (SBD) approved the proposal of Continental to purchase the business of the Concord branch office of Tracy pursuant to the Agreement, dated as of May 14, 1996.

     On October 8, 1996, Continental entered into an amendment to the Agreement with Tracy. The amendment to the
 Agreement is attached as Exhibit A to this report.

     (a) Saturday, October 12, 1996 at 12:01 a.m. according to the terms of the Agreement the acquisition by Continental of the Concord, California, branch office of Tracy was consummated.

     The assets purchased consisted of Cash on Hand, Negative Balance Accounts, Savings Secured Loans and Corresponding Accrued Interest and Leasehold Improvements and Personal Property. The liabilities assumed consisted of the branch deposits and accrued interest. See Exhibit B to this report.

     The consideration given was $610,037.74 in U.S. Dollars.

     The principle followed to determine the amount of consideration was as follows: The gross deposits of Tracy's
Concord branch as of the close of business on October 11, 1996 less deposits opened subsequent to 5/14/96 with maturities greater than 1 year, rates greater than 1 year CMT and addresses outside Contra Costa County times 4%. See Exhibit B to this report.


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     There is not a material relationship between  Tracy and
Continental or any of its affiliates, any director or officer of Continental or any associate of any such director or officer.

     The source(s) of funds for the consideration given to Tracy from Continental was Cash on Hand.

     (b) The Leasehold Improvements and Personal Property acquired from Tracy were used for Banking purposes, and will continue to be used for Banking purposes by Continental.



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ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

     Not applicable

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not applicable

ITEM 5.     OTHER EVENTS

     Not applicable

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

     Not applicable

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

     (a)     Financial statements of businesses acquired.
          (1) N.A. - No material conditions exist, pursuit to Reg. 210-3.05(b).
          (2)     N.A.
          (3)     N.A.
          (4)     N.A.

     (b)     Proforma financial information.

          (1) The transaction and the entities involved have been previously discussed. Attached is the Proforma Balance
Sheet for the current interm period - September 30, 1996 (See
Exhibit C), the Proforma Income Statement for the most recent year ending - December 31, 1996 (See Exhibit D) and the Proforma
Income Statement for the current interm period - September 30, 1996 (See Exhibit E). This information will show how it might have affected historical financial statements if the transaction had been consummated at an earlier time.


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     (c)     Exhibits

             A - Amendment to  Agreement -
                 dated October 8,1996

             B - Final Statement of Accounts / Condition -
                 dated October 11, 1996

             C - Proforma Balance Sheet -
                 quarter ending September 30, 1996
                 pursuant to Article 11 of Reg. S-X

             D - Proforma Income Statement -
                 fiscal year ending December 31, 1995
                 pursuant to Article 11 of Reg. S-X

             E - Proforma Income Statement -
                 quarter ending September 30, 1996
                 pursuant to Article 11 of Reg. S-X

ITEM 8.     CHANGE IN FISCAL YEAR

     Not applicable


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SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   CALIFORNIA COMMUNITY BANCSHARES CORPORATION



                               --------------------------
Date   OCTOBER 25, 1996        /s/ Walter O.  Sunderman
      ------------------       --------------------------
                               Walter O. Sunderman
                               President



                               --------------------------
Date   OCTOBER 25, 1996        /s/ ANDREW S.  POPOVICH
      ------------------       --------------------------
                               Andrew S. Popovich
                               Principal Accounting Officer



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                      INDEX TO EXHIBITS
--------------------------------------------------------------
                                                  Sequentially
Exhibit                                             Numbered
Number           Description of Exhibit               Page
--------------------------------------------------------------
A                Amendment to Agreement
                 - dated October 8, 1996                8

B                Final Statement of
                 Accounts / Condition
                 - dated October 11, 1996              10

C                Proforma Balance Sheet
                 - quarter ending
                 September 30, 1996 pursuant
                 to Article 11 of Reg. S-X             11

D                Proforma Income Statement
                 - fiscal year ending
                 December 31, 1995 pursuant
                 to Article 11 of Reg. S-X              12

E                Proforma Income Statement
                 - quarter ending
                 September 30, 1996 pursuant
                 to Article 11 of Reg. S-X              13




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EXHIBIT A - Amendment to Agreement - dated October 8, 1996
----------------------------------------------------------------
----------------------------------------------------------------
October 8, 1996

VIA FACSIMILE & AIRBORNE EXPRESS

Mr. J. Thomas Byrom
President and Chief Operating Officer
Tracy Federal Bank F.S.U.
1003 Central Avenue
Tracy, CA 95376

RE: Amendment to Purchase and Assumption Agreement dated as at May 14, 1996

Dear Mr. Byrom:

     This letter, when signed on behalf of Tracy below, will amend the Purchase and Assumption Agreement dated as of May 14, 1996 (the Agreement). All terms defined in the Agreement shall have the same meaning herein. For good and valuable consideration, Buyer and Tracy agree that the Agreement shall be amended as follows:

     1. If Tracy has deposited funds in the amount of $137,000 in a certificate of deposit issued by Buyer prior to Closing (the CD), which CD has a maturity of at least sixty
(60) days following the Closing Date, Buyer agrees to waive the requirement of establishing an escrow account as set forth in
Section 1(o) of the Agreement. The interest rate to be paid on the CD shall be 5.25%.

     Tracy hereby grants Buyer a security interest in said CD, any renewal thereof (and all undistributed interest) to secure Tracy's obligations under Section 1(o) of the Agreement and to discharge any liability (contingent or otherwise) which the Buyer may incur if Tracy fails to pay the SAIF Assessment when due. Tracy directs Buyer to renew the CD for like terms until Tracy has provided satisfactory evidence as reasonably required by Buyer that the SAIF Assessment has been paid. Upon Tracy's providing evidence reasonably acceptable to Buyer that the SAIF Assessment described in Section 1(o) of the Agreement has been paid-in-full the Bank shall release the CD, upon request, without a penalty.



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Tracy Federal Bank
Page 2 of 2


     2. The parties intend that the Agreement shall not otherwise be modified or amended except as set forth hereinabove.

     After you have reviewed and approved this letter we would appreciate it if you would sign this letter below and return a copy to me by facsimile at (707) 448-1731.

     Thank you.

Sincerely,
Continental Pacific Bank


By:  /S/ WALTER O. SUNDERMAN
     -------------------------------
     Walter O. Sunderman
     President & CEO

----------------------------------------------------------------

Agreed and accepted:
Tracy Federal Bank, F.S.B.



By:     /S/ J. THOMAS BYROM
     -------------------------------
     J. Thomas Byrom
     President and Chief Operating Officer

Date: October 10, 1996
----------------------------------------------------------------
----------------------------------------------------------------

EXHIBIT B - Final Statement of Accounts / Condition -
            dated October 11, 1996
----------------------------------------------------------------
----------------------------------------------------------------
STATEMENT OF ACCOUNTS - dated October 11, 1996

LIABILITIES:
Gross Deposits                                 $15,465,279.94
Accrued Interest on Deposits                        18,260.48
                                               --------------
TOTAL LIABILITIES                              $15,483,540.42
                                               ==============
ASSETS:
Cash and Cash Equivalents - Cash on Hand       $    53,914.86
Negative Balance Accounts                            2,075.21
Savings Account Loans                              102,985.00
Accrued Interest Receivable on
  Savings Account Loans                              4,568.16
Leasehold Improvements & Personal Property          46,000.00
                                                  -----------
TOTAL ASSETS                                   $   209,543.23
                                               ==============

----------------------------------------------------------------
RECONCILIATION OF CASH TRANSFERRED

LIABILITIES ASSUMED:
Gross Deposits                                 $15,465,279.94
Accrued Interest on Deposits                        18,260.48
                                               --------------
TOTAL LIABILITIES ASSUMED:                     $15,483,540.42
ASSETS PURCHASED:
Cash and Cash Equivalents - Cash on Hand          $ 53,914.86
Negative Balance Accounts                            2,075.21
Savings Account Loans                              102,985.00
Accrued Interest Receivable on
  Savings Account Loans                              4,568.16
Leasehold Improvements & Personal Property          46,000.00
                                               --------------
TOTAL ASSETS PURCHASED:                           $209,543.23
Gross Cash due Continental                     $15,273,997.19
Less Premium (4% of Adjusted Deposits)
 Deposits subject to Premium $15,250,943.53)  (    610,037.74)
                                               --------------
Net Cash due Continental                       $14,663,959.45
 Interest on Cash due Continental from
  10/12 to 10/15 at 4.78%                            5,761.13
                                               --------------
Total Cash transferred to Continental          $14,669,720.58
                                               ==============

----------------------------------------------------------------
----------------------------------------------------------------

EXHIBIT C - Proforma Balance Sheet - quarter ending September
            30, 1996 pursuant to Article 11 of Reg. S-X
----------------------------------------------------------------
----------------------------------------------------------------

DATE OF STATEMENT - QUARTER ENDING SEPTEMBER 30, 1996
Consolidated Statement of Condition (In Thousands)

                                                       Pro Forma
                                                       9 months
                                                       Resultant
                                CCBC    Tracy    Adj.   Bank
                             -------  -------   ------  -------
ASSETS
Cash and Due from Banks        9,909       54   14,670   24,633
U.S. and Agencies Securities  29,020        0        0   29,020
Tax-Exempt Securities          6,425        0        0    6,425
Federal Funds Sold             3,450        0        0    3,450
Loans and Discounts (Net)    113,334      105        0  113,439
Valuation Reserve (Deducted) ( 1,116)       0        0  ( 1,116)
Bank Premises and Equipment    5,911       46       59*   6,016
Other Assets                   3,863        4      551*   4,418
                             -------  -------   ------  -------
Total Assets                 170,796      209   15,280  186,285
                             =======  =======   ======  =======
LIABILITIES
Total Deposits               150,600   15,465        0  166,065
Liab. for Borrowed Money       2,650        0        0    2,650
Other Liabilities                818       18        0      836
                             -------  -------   ------  -------
Total Liabilities            154,068   15,483        0  169,551
                             =======  =======   ======  =======
Subordinated Debt              3,840        0        0    3,840
CAPITAL ACCOUNTS
Capital Stock                 11,013        0        0   11,013
Retained Earnings              2,235        0        6    2,241
Unrealized Gain/Loss         (   360)       0        0  (   360)
                             -------  -------   ------  -------
Total Shareholders Equity     12,888        0        6   12,894
                             -------  -------   ------  -------
Total Liabilities and
  Capital Accounts           170,796   15,483        6  186,285
                             =======  =======   ======  =======

* Bank Premises and Equipment purchased from Tracy for $46,000 were internally appraised by the company at a value of $105,000, increasing Premises and Equipment by $59,000 and reducing the premium paid of $610,000(goodwill) by the same amount.
----------------------------------------------------------------
----------------------------------------------------------------

EXHIBIT D - Proforma Income Statement - fiscal year ending
            December 31, 1995 pursuant to Article 11 of Reg. S-X
================================================================
DATE OF STATEMENT - YEAR ENDING DECEMBER 31, 1995
Statement of Income (In Thousands)

                                CCBC       Tracy    Combined
                               -------     ------   --------
OPERATING INCOME
Interest and Fees on Loans      10,369          0     10,369
Interest Federal Funds Sold        116      1,131      1,247
Securities Income-Taxable        1,126          0      1,126
Securities Income-NonTaxable       698          0        698
Service Charges-Deposits           819         56        875
Other Service Charges and Fees     382          0        382
Other Operating Income             480          0        480
                               -------     ------   --------
Total Operating Income          13,990      1,187     15,177
OPERATING EXPENSE
Salaries and Employee
 Benefits                        3,138        108      3,246
Interest on Deposits             5,063        963      6,026
Expense Federal Funds
 Purchased                          28          0         28
Interest on Borrowed Money          44          0         44
Interest on Subordinated Debt      346          0        346
Net Occupancy Expense of
 Bank Premises                     698         67        765
Furniture and Equipment
 Expense                           451         20        471
Provision for Loans Losses         323          0        323
Other Operating Expenses         1,846         58      1,904
                               -------     ------   --------
Total Operating Expense         11,937      1,216     13,153
Net Operating Income
 Before Taxes                    2,053     (   29)     2,024
Applicable Income Taxes            648     (   17)       631
                               -------     ------   --------
Net Operating Income
 After Taxes                     1,405     (   12)     1,393
Nonoperating Credits
 and (Charges)                       0          0          0
Applicable Taxes                     0          0          0
                               -------     ------   --------
Net Income                       1,405     (   12)     1,393
Other Capital Increases            114          0        114
Cash Dividends                     480          0        480
Other Capital Decreases         (  497)         0     (  497)
                               -------     ------   --------
Net Change in Capital            1,536     (   12)     1,524

INCOME PER COMMON AND
          EQUIVALENT SHARE:
 Primary                        $ 1.41               $  1.39
 Fully diluted                  $ 1.22               $  1.21
 Weighted average shares used
  to compute income per common
  and equivalen shares:
   Primary                     999,704               999,704
   Fully diluted             1,315,390             1,315,390

NET INCOME FOR PREVIOUS FIVE CALENDAR YEARS
     YEAR            CONTINENTAL        TRACY
     ----            -------------        -------
     1995               1,405               12
     1994               1,221               30
     1993               1,182               40
     1992               1,211               50
     1991               1,260               90

================================================================

EXHIBIT E - Proforma Income Statement - quarter ending September
            30, 1996 pursuant to Article 11 of Reg. S-X
================================================================

DATE OF STATEMENT - quarter ending September 30, 1996
Statement of Income (In Thousands)

                                  CCBC      Tracy** Combined
                               -------     ------   --------
OPERATING INCOME
Interest and Fees on Loans       8,044          0      8,044
Interest Federal Funds Sold         73          0         73
Securities Income-Taxable        1,205        720*     1,925
Securities Income-NonTaxable       273          0        273
Service Charges-Deposits           623         42        665
Other Service Charges and Fees     398          0        398
Other Operating Income              17          0         17
                               -------     ------   --------
Total Operating Income          10,633        771     11,395

OPERATING EXPENSE
Salaries and Employee
 Benefits                        2,436         74      2,510
Interest on Deposits             3,542        616      4,158
Expense Federal Funds
 Purchased                          41          0         41
Interest on Borrowed Money          92          0         92
Interest on Subordinated Debt      234          0        234
Expense on Premises and
 Fixed Assets                    1,053         40      1,093
Provision for Loans Losses         276          0        276
Other Operating Expenses         1,112         20      1,132
                               -------     ------   --------
Total Operating Expense          8,786        750      9,536
Net Operating Income
 Before Taxes                    1,847         12      1,859
Applicable Income Taxes            711          5        716
                               -------     ------   --------
Net Operating Income
 After Taxes                     1,136          7      1,143
Nonoperating Credits
 and (Charges)                       0          0          0
Applicable Taxes                     0          0          0
                               -------     ------   --------
Net Income                       1,136          7      1,143

INCOME PER COMMON AND
          EQUIVALENT SHARE:
 Primary                        $ 1.12               $  1.13
 Fully diluted                  $  .96               $   .97
 Weighted average shares used
  to compute income per common
  and equivalen shares:
   Primary                   1,013,305             1,013,305
   Fully diluted             1,319,841             1,319,841

* Assumed average investments of $16,000,000 for 9 months at 6%.
** All other figures are estimates made by Tracy Federal Bank.
================================================================